                                   Exbibit 17
                                                                        EX-99.17

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |_|

         Pre-Effective Amendment No. ________                                |_|
         Post-Effective Amendment No.    62                File No. 2-14336  |X|

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No. ________

                               WINDSOR FUND, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            1250 Drummers Lane
            P.O. Box 1100
            Valley Forge, Pennsylvania                    19482
      ----------------------------------------         ----------
      (Address of Principal Executive Offices)         (ZIP Code)

Registrant's Telephone Number, including Area Code     215- 293-1100
                                                       -------------
                        Raymond J. Klapinsky, Secretary
                        P.O. Box 1100
                        Valley Forge, Pennsylvania 19482
                     ---------------------------------------
                     (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: Offering is to begin immediately upon issuance of an order making this Amendment effective.


------------------------------------------------------------------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                           Proposed               Proposed Maximum
  Title of Securities          Amount Being            Maximum Offering               Aggregate                Amount of
   Being Registered             Registered              Price Per Unit             Offering Price          Registration Fee
   ----------------             ----------              --------------             --------------          ----------------

Common Stock                    12,091,728                 $9.22(1)                 $111,485,732                $100(2)
($1.00 par value)

Common Stock                    Indefinite                 $9.22(1)                      N/A                    $500(3)
                                                                                                               --------
($1.00 par value)                                                                                Total          $600
================================================================================================================================

(1) Net asset value on November 21, 1979, adjusted to the nearest cent.

(2)(a) The calculation of the maximum offering price for the 12,091,728 shares is made pursuant to Rule 24e-2.
   (b) The total amount of securities redeemed or repurchased during the previous fiscal year was 12,091,728.
   (c) No redeemed or repurchased securities were used for reduction pursuant to Rule 24e-2 in previous filings of Post-Effective Amendments during the current fiscal year.

   (d) The amount of redeemed or repurchased securities being used for such reduction in the amount being filed is 12,091,728 shares.

(3) Pursuant to Rule 24f-2 of the Investment Company Act of 1940, Registrant hereby declares that to the number of shares presently registered and being registered pursuant to Rule 24e-2 is added an indefinite number of such shares.

                                  FACING SHEET

                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM N-1

                          62nd Post-Effective Amendment
                   to Registration Statement File No. 2-14336

              For Registration under the Securities Act of 1933 of
             Securities of Open-End Management Investment Companies



A.       Exact name of Company as specified in Charter:

                  WINDSOR FUND, INC.

B.       Complete address of Company's principal executive offices:

                  P.O. Box 1100
                  Valley Forge, Pennsylvania 19482

C.       Name and complete address of agent for service:

                  Raymond J. Klapinsky, Secretary
                  Windsor Fund, Inc.
                  P.O. Box 1100
                  Valley Forge, PA 19482

D. Title and amount of securities being registered under this 62nd Post-Effective Amendment:

                  12,091,728 shares of Windsor Fund, Inc. Common Stock of $1.00 par value, plus an indefinite number of such shares

E. Proposed aggregate maximum offering price to the public of the securities being registered calculated pursuant to Rule 475(c):

                  $111,485,732 for the 12,091,728 shares being registered pursuant to Rule 24e-2.

F.       Amount of filing fee.

                  $600(1)(2)

G.       Approximate date of proposed public offering:

                  As soon as practicable after effective date of registration statement.

--------------------

(1)(a) The $100 fee for the 12,091,728 shares was calculated pursuant to Rule 24e-2.
   (b) The total amount of securities redeemed or repurchased during the previous fiscal year was 12,091,728.
   (c) No redeemed or repurchased securities were used for reduction pursuant to Rule 24e-2 in previous filings of Post-Effective Amendments during the current fiscal year.
   (d) The amount of redeemed or repurchased securities being used for such reduction in the amount being filed is 12,091,728 shares.

(2) Pursuant to Rule 24f-2 of the Investment Company Act of 1940, Registrant hereby declares that to the number of shares presently registered and being registered pursuant to Rule 24e-2 is added an indefinite number of such shares. The registration fee for the indefinite amount of shares registered pursuant to Rule 24f-2 is $500.